Exhibit 10.06

FORM OF
LETTER OF TRANSMITTAL
TO SURRENDER COMPANY CAPITAL STOCK OF

RAFAEL PHARMACEUTICALS, INC.

This Letter of Transmittal is being delivered to each record holder of Company Capital Stock of Rafael Pharmaceuticals, Inc., a Delaware corporation (the “Company”), in connection with that certain Agreement and Plan of Merger, dated as of June 17, 2021 (the “Merger Agreement”), by and among the Company, Rafael Holdings, Inc., a Delaware corporation (“Parent”); RH Merger I, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub I”), RH Merger II, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent (“Merger Sub II” and together with Merger Sub I the “Merger Subs”). A copy of the Merger Agreement has been provided to you with this Letter of Transmittal. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

Pursuant to the Merger Agreement, Merger Sub I will be merged with and into the Company (the “Merger”) with the Company to be the surviving entity. Upon consummation of the Merger, Merger Sub I will cease to exist as a separate corporate entity, and the Company will become a wholly-owned subsidiary of Parent. Parent, Merger Sub II and the Company thereafter intend that, on the terms and subject to the conditions set forth in the Merger Agreement and immediately after the Effective Time, the Company shall merge with and into Merger Sub II (the “Subsequent Merger” and, together with the Merger, the “Mergers”), with Merger Sub II surviving the Subsequent Merger (the “Surviving Company”) pursuant to the provisions of the Delaware General Corporation Law, as amended (the “DGCL”), and the Delaware Limited Liability Company Act (the “DLLCA”). Upon the terms and subject to the conditions set forth in the Merger Agreement and the applicable provisions of the DGCL and the DLLCA, each share of Company Capital Stock will automatically be cancelled and retired and will cease to exist, and each share of Company Capital Stock will be converted into the right to receive the applicable Per Share Merger Consideration upon the terms and subject to the conditions set forth therein. If the Merger Agreement is terminated in accordance with its terms, this Letter of Transmittal will be deemed null and void and have no further force and effect (including with respect to the surrender of any Company Capital Stock).

In order to exchange your Company Capital Stock for the applicable Per Share Merger Consideration due to you in connection with the Merger, please deliver the following to [●] (the “Exchange Agent”), as set forth below:

(i)	this Letter of Transmittal, properly completed and duly signed;

(ii)	the Company Stock Certificate or evidence of book-entry shares (or an affidavit of loss or destruction);

(iii)	if required, the Lock-Up Agreement, duly executed by the holder; and

(iv) an Internal Revenue Service Form W-9 (a “Form W-9”) (if the undersigned is a U.S. person, as defined in the Instructions of the Form W-9), or an IRS Form W-8BEN or other applicable IRS Form W-8 (if the undersigned is not a U.S. person), as applicable (see the accompanying Instructions for additional information).

Please read the accompanying Instructions carefully and then complete and return all pages of this Letter of Transmittal (to the extent applicable) and any other required tax materials to the Exchange Agent by [•], 2021) as provided for below.

Delivery may be made (a) by email, (b) through the online portal (as described in the accompanying instructions provided with this Letter of Transmittal), or (c) by (i) hand delivery, (ii) registered mail or (iii) overnight delivery by means of a reputable courier. Please retain a copy of this Letter of Transmittal and any other required tax materials for your records.

[INSERT EXCHANGE AGENT ADDRESS]

Attention: Rafael Pharmaceuticals, Inc. Exchange Agent

E-mail: [●] For information call: [●]

IMPORTANT: Delivery of this Letter of Transmittal other than as set forth above does not constitute a valid delivery. The instructions accompanying this Letter of Transmittal and section entitled Certain Representations and Warranties, Acknowledgements and Agreements should be read carefully before this Letter of Transmittal is completed. No alternative, conditional or contingent submissions will be accepted. The method of delivery of this Letter of Transmittal is at the option and risk of the owner.

Ladies and Gentlemen:

In connection with the Mergers, the undersigned (“the undersigned” or “you”) hereby surrenders the Company Capital Stock described below.

By virtue of the Mergers, each share of Company Capital Stock will automatically be cancelled and retired and will cease to exist, and each share of Company Capital Stock (other than as provided for in the Merger Agreement) will be converted into the right to receive the applicable Per Share Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.

The Company Board and the requisite number of Company’s stockholders have approved the Merger Agreement and the transactions contemplated therein. Accordingly, the Merger Agreement has been adopted by all necessary action required under the DGCL, the Company’s bylaws and Company Charter. However, in order to receive your applicable Per Share Merger Consideration as set forth in the Merger Agreement, you will need to properly execute and deliver this Letter of Transmittal and the materials contemplated hereby (including the representations and warranties regarding you and your Company Capital Stock, your agreement to be bound by the provisions of the Merger Agreement and your obligations hereunder).

The undersigned, upon request from the Company, will execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the surrender of Company Capital Stock in order to receive payment as a result of the Mergers or as otherwise reasonably requested by the Company.

All authority herein conferred or agreed to be conferred herein will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. The surrender of the Company Capital Stock hereby is irrevocable and, once delivered to the Exchange Agent, may not be withdrawn under any circumstances. If the Merger Agreement is terminated in accordance with its terms, this Letter of Transmittal will be deemed null and void and have no further force and effect (including with respect to the surrender of any Company Capital Stock).

The undersigned understands that surrender is not made in acceptable form until the receipt by the Exchange Agent of this Letter of Transmittal, properly completed and duly signed, together with all accompanying documents described on the first page hereof. All questions as to validity, form and eligibility of any surrender of Company Capital Stock hereby will be reasonably determined by the Parent (which may delegate power in whole or in part to the Exchange Agent).

The undersigned understands that the issuance to it, him or her of the undersigned’s aggregate applicable Per Share Merger Consideration will be made within 10 Business Days of the undersigned’s surrender and delivery of the Company Capital Stock in acceptable form acceptable to Parent, but in no event before the Closing. The undersigned understands that by surrendering the Company Capital Stock, the undersigned also surrenders Company Capital Stock that may be issued to the undersigned after the Company Capital Stock are surrendered and prior to the Effective Time. The undersigned understands and agrees that the Per Share Merger Consideration paid in exchange for its, his or her Company Capital Stock will be deemed to have been issued in full satisfaction of all rights pertaining to such Company Capital Stock.

The undersigned acknowledges that Company Warrants and Company Options may not be tendered for any Per Share Merger Consideration by means of this Letter of Transmittal. The undersigned further acknowledges that in accordance with the terms of the Merger Agreement (i) all Company Warrants shall be automatically terminated at the Effective Time without compensation, (ii) all Company Options shall be automatically terminated and replaced by the Converted Options on and subject to the terms set forth in the Merger Agreement and (iii) any other options, warrants, calls, rights (including contingent rights, conversion rights, preemptive rights, co-sale rights, rights of first refusal, convertible securities, subscription rights or other agreements or commitments of any character obligating the Company to issue any such shares or other convertible securities) issued or granted by the Company shall be automatically terminated by virtue of the Mergers and shall have no further force or effect as of the Effective Time.

IMPORTANT: Delivery of the required materials will be effected and risk of loss will pass only upon receipt by the Exchange Agent in accordance with the terms hereof. Issuance of the undersigned’s aggregate applicable Per Share Merger Consideration will be made within 10 Business Days of the undersigned’s surrender and delivery of the Company Capital Stock in acceptable form acceptable to Parent and after the receipt by the Exchange Agent of this Letter of Transmittal and other required materials, as provided for in the Merger Agreement, but in no event before the Closing.

PLEASE READ THE INSTRUCTIONS PRIOR TO FILLING OUT THIS PAGE.1

BOX A	DESCRIPTION OF COMPANY CAPITAL STOCK SURRENDERED

Type of Company Capital Stock	Number of Company Capital Stock

Total Number of shares of Company Capital Stock:

☐  If any certificate(s) representing shares of Company Capital Stock that you own have been lost or destroyed, check this box. An affidavit of loss or destruction will be mailed to you. Please fill out the remainder of this Letter of Transmittal and indicate here the number and type of Company Capital Stock represented by the lost or destroyed certificates:

___________________________________________________________

(number and type of shares of Company Capital Stock)

BOX B	REGISTERED HOLDER CONTACT INFORMATION

Registered Holder Name:

Mail Notices to the Attention of:

Address:

City:                          State/Province:                 Postal Code:

Country:

Email Address:

Telephone Number:

BOX C	PAYMENT INSTRUCTIONS

To be completed ONLY for purposes of remitting cash payment to you in lieu of any fractional shares of Parent Class B Common Stock to which you would otherwise be entitled.

Requested Payment Method: ______Electronic_____________________________________________

ELECTRONIC PAYMENT INSTRUCTIONS:

Account Type (Checking or Savings): ___Checking

Bank Name: ___ ___________________________________________________________

ABA Routing Number: _______________________________________________________

1 Note to Draft: Exchange procedures and information requirements subject to review of the Exchange Agent.

Beneficiary/Account Holder Name: ___ _____________________________________

Bank Account Number: _____________________________________________

SWIFT/BIC: ________________________________________________________________

IBAN: ____________________________________________________________________________________

Intermediary Bank ABA Routing Number: ________________________________________________________

Intermediary SWIFT/BIC Code: ________________________________________________________________

FFC | Account Name: _________________________________________________________________________

FFC | Account Number: _______________________________________________________________________

☐ ONE TIME PAYMENT ADDRESS (To be completed only if the check is to be delivered to an address different from contact address )

Payee Name: ___________________________________________________________________________

Attention : __________________________________________________________________________________

Address 1: __________________________________________________________________________________

Address 2: ____________________________________ Address 3: ____________________________________

City: _________________________ State/Province/Region: _________________Postal Code: ______________

Country: ___________________________________________________________________________________

BOX D	ISSUANCE INSTRUCTIONS

To be completed ONLY if the applicable Per Share Merger Consideration is to be issued in the name of the Registered Holder. NOTE: THE PERSON NAMED IN THESE ISSUANCE INSTRUCTIONS MUST BE THE PERSON WHO COMPLETES THE FORM W-9 (OR THE APPROPRIATE IRS FORM W-8, AS APPLICABLE).

Issue the Parent Class B Common Stock representing payment to:

Name   ___________________________________

                      (Please Print)

Address   ________________________________

________________________________________

Tax Identification or Social Security No.

__________________________________

BOX E	SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if the applicable Per Share Merger Consideration is to be issued in the name of someone other than the Registered Holder.

Issue to:

Name   ___________________________________

                      (Please Print)

Address   _________________________________

_________________________________________

Tax Identification or Social Security No. __________

__________________________________

If you complete this box, you will need a signature guarantee by an eligible institution. See Instructions.

[Remainder of Page Intentionally Left Blank]

CERTAIN REPRESENTATIONS AND WARRANTIES,
ACKNOWLEDGEMENTS AND AGREEMENTS

1. Surrender of Company Capital Stock. In connection with the Mergers pursuant to the Merger Agreement, the undersigned hereby surrenders, subject to the terms and conditions of the Merger Agreement, the Company Capital Stock noted above owned by the undersigned in exchange for, and for the purpose of receiving, a number of shares of Parent Class B Common Stock equal to the applicable Per Share Merger Consideration payable to the undersigned as set forth in and determined pursuant to, and conditioned upon the terms set forth in, the Merger Agreement.

The undersigned acknowledges and agrees that (i) the issuances of Parent Class B Common Stock contemplated by the Merger Agreement for the Company Capital Stock noted above will be made net of any federal, state, local and foreign taxes required to be withheld by Parent, the Company or any other party (and such withheld amounts shall be treated as paid to the undersigned for purposes of the Merger Agreement), (ii) such issuances satisfy all obligations to the undersigned pertaining to the Company Capital Stock surrendered by the undersigned, (iii) the amount of such issuance accurately reflects the aggregate applicable the Per Share Merger Consideration which the undersigned is entitled to receive pertaining to the shares of Company Capital Stock surrendered, (iv) in accepting such amounts, the Company, the Surviving Company, the Parent, the Merger Subs, and any holder of Company Capital Stock and their respective representatives will be deemed to have no further obligations to the undersigned with respect to the issuance of any applicable Per Share Merger Consideration, in each case, except as expressly set forth in the Merger Agreement, (v) a portion of the applicable Per Share Merger Consideration may be held by the Withholding Agent pursuant to and subject to the terms and conditions of the Merger Agreement, and the undersigned will only be entitled to a portion of such shares of Parent Class B Common Stock (if any) as and when such issuances are payable in accordance with the provisions of the Merger Agreement, and (vi) the execution and delivery of this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) is a condition to receiving the undersigned’s portion of the Per Share Merger Consideration under the Merger Agreement.

The undersigned acknowledges and agrees that in accordance with the Merger Agreement, no fractional shares of Parent Class B Common Stock shall be issued and that holders of Company Capital Stock who would otherwise be entitled to receive a fraction of a share of Parent Class B Common Stock shall, in lieu of such fraction of a share and upon surrender by such holder of this Letter of Transmittal be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the Parent Trading Price.

2. Representations and Warranties. The undersigned hereby represents and warrants to the Company, Parent, the Merger Subs and the Exchange Agent as follows:

a. If the undersigned is a corporation, limited liability company or partnership or other corporate entity, the undersigned is duly organized, validly existing and, to the extent such concept is recognized, in good standing under the Laws of its state of organization.

b. The undersigned has received a copy of and has read or has been given sufficient opportunity to read this Letter of Transmittal and the Merger Agreement, understands fully all terms used herein and therein and all provisions contained herein and therein and their significance, and has executed and delivered this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) voluntarily. The execution, delivery and performance of this Letter of Transmittal by the undersigned has been duly and validly authorized by all necessary action on the part of the undersigned. The undersigned has had an opportunity to consult with, and has relied solely upon the advice (if any) of, its, his or her legal, financial, accounting and/or tax advisors with respect to this Letter of Transmittal (including the undersigned’s representations and warranties and the Release set forth in Section 5 hereof), the Merger Agreement, the transactions described therein, including the Mergers, in each case to the extent it, he or she has deemed necessary. The undersigned hereby acknowledges and agrees that it, he or she has not been advised or directed by the Parent, the Merger Subs, the Company, the Surviving Company, any Company Stockholder or their respective legal counsel or other advisors or representatives in respect of any such matters and that it, he or she has not relied on any such parties in connection with this Letter of Transmittal, the Merger Agreement or the transactions contemplated hereby or thereby, including the Merger. The undersigned has reviewed his, her or its obligations under (x) this Letter of Transmittal, including the Release in Section 5, and his, her or its obligations with respect to Taxes as set forth below, and (y) the Merger Agreement.

c. The undersigned has full legal capacity and, if not a natural Person, authority to enter into and deliver this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable), and to perform its obligations hereunder and thereunder. This Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) have been or will be duly executed and delivered by the undersigned and, assuming the due execution and delivery of this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) constitute, or when executed and delivered will constitute, the valid and binding agreements of the undersigned, enforceable in accordance with their terms, subject to Laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and rules of Law and equity governing specific performance, injunctive relief and other equitable remedies.

d. As of the date of this Letter of Transmittal and the Effective Time, the undersigned holds of record and owns beneficially those shares of Company Capital Stock set forth above, directly or indirectly, free and clear of any Liens and any other restrictions on transfer (other than any restrictions under the Company Charter, the Company’s bylaws, the Securities Act, and foreign securities Laws).

e. The execution, delivery and performance by the undersigned of this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) will not: (i) violate, conflict with, result in any material breach of, constitute a material default under, result in the termination or acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under (A) if a corporation, limited liability company or partnership, any organizational documents of the undersigned or (B) any material contract to which the undersigned is bound or affected; or (ii) require any authorization, consent, approval, exemption or other action by or notice to any Governmental Body under the provisions of any Law (except for any such actions required by the HSR Act or any other antitrust or other competition Law of jurisdictions outside of the United States of America).

f. The undersigned certifies, represents and warrants that the information included by or on behalf of the undersigned in this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) is true, correct and complete. The undersigned acknowledges that the undersigned is executing and delivering this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) for the benefit of each of the Parent, the Merger Subs, the Company and the Surviving Company, and that each may be entitled to the benefits of, to enforce the terms of and to rely upon, this Letter of Transmittal and the Form W-9 (or the appropriate IRS Form W-8, as applicable) and the representations and agreements made by the undersigned pursuant hereto.

g. The undersigned agrees to refrain from exercising any dissenter’s rights or rights of appraisal with respect to the Mergers and to comply with all terms and provisions of the Company Charter and the Company’s bylaws applicable to the Mergers, including to enter, execute and deliver all documentation (for example, this Letter of Transmittal) requested by the Company to effect the Mergers.

3. Consent to Merger Agreement. By signing and submitting this Letter of Transmittal, and in further consideration of the undersigned’s receipt of his, her or its applicable Per Share Merger Consideration, the undersigned hereby unconditionally approves and consents to the Mergers and the transactions contemplated by, and the terms and conditions of, the Merger Agreement in all respects. The undersigned agrees to not take any action that would result in the Company being in violation of the Merger Agreement.

4. Appraisal Rights. You hereby irrevocably waive, and agree not to assert or perfect, any appraisal or dissenters’ rights available to you under SECTION 262 of the dgcl or any other law, with respect to all of the company Capital stock owned by you, whether or not you have previously made a written demand upon THE COMPANY and otherwise complied with the appraisal rights provisions of the dgcl or other such law.

5. Release. Effective as of the later of the Effective Time and your delivery of this Letter of Transmittal, you, on your own behalf and on behalf of your heirs, family members, successors, assigns and executors (each, a “Releasing Party”), hereby unconditionally and irrevocably and forever release and discharge each of the Parent, the Merger Subs, the Company and each of their respective Affiliates (including, as of the Closing Date, the Surviving Company), and each of their respective successors and assigns, and any present or former directors, managers, partners, officers, employees or agents of such Person (each, a “Released Party”), of and from, and hereby unconditionally and irrevocably waive, any and all claims, debts, losses, expenses, proceedings, covenants, liabilities, suits, judgments, damages, actions and causes of action, obligations, accounts, and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract, direct or indirect, at law or in equity that such party ever had, now has or ever may have or claim to have against any Released Party, for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing whatsoever arising prior to the Closing, in respect of the undersigned’s ownership of Company Capital Stock, any right to obtain any equity of the Company or any right under the Company Charter or the Company’s bylaws (as in effect as on the date of this Letter of Transmittal) where the exercise of any such right would in any way prevent, conflict with, hinder or be inconsistent with the execution and performance of this Letter of Transmittal, the Merger Agreement, the other agreements and documents executed by the undersigned in connection with the transactions contemplated thereby, or the consummation of the Merger or any of the other transactions contemplated thereby. Without limiting the foregoing, the undersigned hereby waives any notice with respect to the transactions contemplated by the Merger Agreement to which the undersigned may be entitled pursuant to any agreement with the Company or as otherwise required under applicable Law. You expressly waive all rights afforded by any statute which limits the effect of a release with respect to unknown claims. You understand the significance of this release of unknown claims and waiver of statutory protection against a release of unknown claims, and acknowledge and agree that this waiver is an essential and material term of the Merger Agreement. You acknowledge that the Parent and the Merger Sub will be relying on the waiver and release provided in this Section 5 in connection with entering into the Merger Agreement and that this Section 5 is intended for the benefit of, and to grant third party rights to, the Company’s, the Parent’s and each of the Merger Subs’ Affiliates to enforce this Section 5.

However, this waiver and release will not be deemed to waive and release any claims or rights of a Releasing Party (A) as an officer, manager or director of the Company or any of its Subsidiaries with respect to any claims or rights to indemnification, exculpation, reimbursement or advances of expenses under the Merger Agreement, their respective organizational documents, each as amended to date, under any agreement to which the undersigned or any of its designees is a party or under applicable Law, (B) under insurance policies, (C) if a Releasing Party is a current or former employee of the Company or its Subsidiaries, to (i) wages that remain unpaid as of the Closing Date, (ii) reimbursements for business expenses incurred and documented in compliance with the Company’s or any of its Subsidiaries’ policies in effect immediately prior to the Closing Date and consistent with prior expenditures, (iii) unreimbursed claims under employee health and welfare plans, consistent with the terms of coverage, (iv) the entitlement, if any, to COBRA continuation coverage benefits or any other similar benefits required to be provided by law, (v) amounts that are vested under any of the Company’s or any of its Subsidiaries’ 401(k) plan, (vi) any written employment agreement or offer letter between the undersigned and the Company or any of its Subsidiaries, other than with respect to any Company Capital Stock or proceeds in respect thereof, and (vii) all agreements, contracts and commitments entered into between the Parent (or one of its Affiliates) and any officer or employee of the Company or any of its Subsidiaries that become effective by their terms at or around the Closing Date, (D) any and all rights, claims, liabilities, debts or obligations arising under the Merger Agreement, this Letter of Transmittal or any other agreement entered into in connection herewith or therewith and (E) that cannot be waived or released under applicable Law. The claims released pursuant to this Section 5 are referred to collectively as the “Released Claims”.

You represent and warrant that each of the Released Claims is hereby fully and finally discharged, settled and satisfied as of the Effective Time. You acknowledge that you have had the opportunity to consult legal counsel with respect to the waiver and releases set forth in this Letter of Transmittal and that you understand and acknowledge that you may hereafter discover facts and legal theories concerning the release set forth herein and the subject matter hereof in addition to or different from those of which you now believe to be true.

6. Confidentiality.

a. The undersigned acknowledges that the undersigned has occupied a position of trust and confidence with the Company and with respect to prior investments in the Company and/or the transactions contemplated by the Merger Agreement (the “Contemplated Transactions”), and has become familiar with the following, any and all of which will constitute confidential information of the Company and its Subsidiaries (collectively, the “Confidential Information”) from and after the date hereof: (i) any and all trade secrets concerning the business and affairs, or the planned business and affairs, of the Company and any of its Subsidiaries; (ii) any and all other proprietary and confidential information concerning the business and affairs, or the planned business and affairs, of the Company and any of its Subsidiaries (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials), however documented; and (iii) any and all notes, analyses, compilations, studies, summaries and other material prepared by or for the planned activities of the Company and any of its Subsidiaries containing or based, in whole or in part, on any information included in the foregoing, regardless of medium. Notwithstanding the foregoing, the term “Confidential Information” will not include information which (a) is or hereafter becomes public knowledge through no fault of the undersigned, (b) is lawfully communicated to the undersigned free of any obligation of confidence owed to the Company or Parent, or (c) is developed by employees or agents of the undersigned independently of and without use, reference or reliance on Confidential Information.

b. The undersigned acknowledges that, from and after the date hereof, all Confidential Information known or obtained by the undersigned will constitute property of the Company and its Subsidiaries. The undersigned will not at any time (other than solely for the purposes of performing his or her duties as a manager, officer, employee, consultant or other service provider of the Company): (i) disclose any Confidential Information to any unauthorized Person; or (ii) use any Confidential Information for the undersigned’s own account or for the benefit of any third party, whether the undersigned has such information in the undersigned’s memory or embodied in writing or other physical form, without the prior written consent of the Parent (which may be granted or withheld for any reason or no reason), unless and to the extent that the Confidential Information is or becomes generally known to and available for use by the public other than as a result of the undersigned’s fault. Upon the request of the Parent, the undersigned will deliver to the Parent or destroy any and all copies of Confidential Information (regardless of medium) in the undersigned’s possession or control. For purposes of this Section 6, the undersigned is authorized to disclose any such information (i) to its, his or her auditors, tax advisors and legal advisors, (ii) for any fund investor, to prospective and current limited partners of the undersigned or any successor fund, such undersigned’s applicable Per Share Merger Consideration payable or that may become payable under the Merger Agreement, the valuation it has placed on its expected return from the Mergers, (iii) for any fund investor, to its current limited partners, other summary terms of this Letter of Transmittal and the Merger Agreement to the extent required pursuant to the terms of its limited partnership agreement; provided each such limited partner or other equity investor is advised of the confidentiality of such information and is subject to confidentiality obligations to the undersigned, (iv) to the extent such disclosure is required by applicable Law, rule, regulation or listing standard, (v) to enforce any rights under this Letter of Transmittal, the Merger Agreement or any other agreement entered into in connection therewith or in dispute resolution proceedings to the courts or arbitrator involved in such proceedings and to other Persons involved in such proceedings and (vi) to any tax authority in connection with any tax audit, examinations or other similar tax proceeding involving any tax return or tax matters of the undersigned

7. Successors and Assigns; Instructions. This Letter of Transmittal will be binding upon and inure to the benefit of the undersigned and his, her or its successors and permitted assigns. The undersigned agrees that the Instructions to this Letter of Transmittal constitute an integral part of this instrument and agrees to be bound thereby. Surrender of the Company Capital Stock noted above is subject to the terms, conditions, and limitations set forth in the Merger Agreement and the Instructions attached. If the Merger Agreement is terminated in accordance with its terms, this Letter of Transmittal will be deemed null and void and have no further force and effect (including with respect to the surrender of any Company Capital Stock).

8. Miscellaneous. The internal Laws of the State of Delaware (without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any other jurisdiction) govern all matters arising out of or relating to this Letter of Transmittal and all of the transactions it contemplates, including its validity, interpretation, construction, performance and enforcement and any disputes or controversies arising therefrom (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute).

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SIGNATURES

By signing below, I (a) agree to be bound by the terms and conditions of this Letter of Transmittal (including the sections entitled “Certain Representations and Warranties, Acknowledgments and Agreements” and “Consent to Merger Agreement”), (b) acknowledge that the surrender of the Company Capital Stock accompanying this Letter of Transmittal Letter is subject to the terms of the Merger Agreement, and (c) certify that I have complied with all instructions to this Letter of Transmittal, am the registered holder of the Company Capital Stock submitted herewith as of the date hereof, have full authority to surrender the Company Capital Stock submitted herewith, and give the instructions in this Letter of Transmittal

Signature:

Name:

Title:
(if entity, trustee or other authorized party)

Date:

IF TWO SIGNATURES ARE REQUIRED, USE THE ADDITIONAL FIELDS BELOW.

Signature:

Name:

Title:
(if entity, trustee or other authorized party)

Date:

SIGNATURE GUARANTEE

(Carefully review Instruction 9 to determine if this section requires completion)

(Apply Medallion Signature Guarantee Stamp Here)

Dated

Authorized Signature

Name

Title

Name of Firm

Area Code & Telephone No.

Address

INSTRUCTIONS

1. Letter of Transmittal. This Letter of Transmittal must be properly completed, duly executed, dated and delivered or mailed as set forth on the first page of this Letter of Transmittal together with a Form W-9 (or appropriate IRS Form W-8, as applicable) and any other required tax documents. The method of delivering documentation is at the option and the risk of the holder. Documentation may be submitted in person, by mail, by electronic mail or through the online portal (as described in the accompanying instructions provided with this Letter of Transmittal). If sent by mail, registered mail, properly insured, with return receipt requested, is recommended. Delivery will be deemed made when actually received by the Exchange Agent.

Until the occurrence of the Effective Time and a holder has surrendered his, her, or its Company Capital Stock via delivery of this Letter of Transmittal as set forth on the first page of this Letter of Transmittal, he, she or it will not receive the applicable Per Share Merger Consideration due to be issued to the holder with respect to Company Capital Stock.

You should complete one Letter of Transmittal listing all Company Capital Stock registered in the same name. If any Company Capital Stock are registered in different ways, you will need to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations. You may not submit fewer than the entire number of shares of Company Capital Stock held by you.

2. Signatures. The signature on this Letter of Transmittal must correspond exactly with the name(s) recorded in the books and records of the Company, unless the Company Capital Stock described on this Letter of Transmittal have been assigned by the registered holder or holders thereof, in which event this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated in the books and records of the Company. If the certificate(s) surrendered is (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

For a name correction or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Letter of Transmittal should be signed, e.g., “Mary Doe, now by marriage Mary Jones.” For a correction in name, the Letter of Transmittal should be signed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown.” The signature in each such case should be guaranteed as described below in Instruction 3.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and of his or her authority to so act.

3. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed if the undersigned has completed the table entitled “SPECIAL ISSUANCE INSTRUCTIONS” herein. In addition, if there is a name correction or a change in the name that does not involve a change in ownership as described above in Instruction 2, the signatures on this Letter of Transmittal must be guaranteed. Signatures required to be guaranteed on this Letter of Transmittal must be guaranteed by an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Exchange Act (generally a member firm of the NYSE or any bank or trust company which is a member of the Medallion Program). Public notaries cannot execute acceptable guarantees of signatures.

4. Inquiries. All questions regarding appropriate procedures for surrendering Company Capital Stock should be directed to the Exchange Agent as set forth on the front page.

5. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from the Exchange Agent at the mailing address, email address or telephone number set forth on the front page.

6. Company Capital Stock Transfer Taxes. The undersigned will pay all transfer taxes with respect to the delivery of checks in payment for surrendered Company Capital Stock. If, however, payment is to be made to any person other than the registered holder(s), or if surrendered Company Capital Stock is registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s), the Company or any other person) payable on account of the payment to such other person will be deducted from the Per Share Merger Consideration or must be paid by the recipient or the person signing this Letter of Transmittal unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.

7. Internal Revenue Service Forms. Each holder of Company Capital Stock receiving payment in connection with the Merger is required to provide a correct Taxpayer Identification Number on IRS Form W-9 (other than a holder of Company Capital Stock who is not a U.S. person, who should provide the appropriate IRS Form W-8 as described below). Please see “IMPORTANT TAX INFORMATION.”

8. Miscellaneous. Any and all Letters of Transmittal or copies (including any other required tax documents) not in proper form are subject to rejection. The terms and conditions of the Merger Agreement applicable to Company Stockholders are incorporated herein by reference and are deemed to form part of the terms and conditions of this Letter of Transmittal.

9. Waiver of Conditions. To the extent permitted by applicable law, the Parent reserves the right to waive any and all conditions set forth herein and accepts for exchange any Company Capital Stock submitted for exchange.

IMPORTANT TAX INFORMATION

Backup Withholding

Under United States federal income tax laws, a Company Stockholder that is a non-exempt U.S. person (for U.S. federal income tax purposes) is required to provide the Exchange Agent (as payer) with such Company Stockholder’s correct TIN on the IRS Form W-9 above (or otherwise establish a basis for exemption from backup withholding) and certify under penalty of perjury that such TIN is correct and that such Company Stockholder is not subject to backup withholding. If such Company Stockholder is an individual, then generally the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, then a penalty may be imposed by the IRS and the payment of any cash payments pursuant to the Merger may be subject to backup withholding is required to provide the Exchange Agent (as payer) with such Company Stockholder’s correct TIN on the IRS Form W-9 above (or otherwise establish a basis for exemption from backup withholding) and certify under penalty of perjury that such TIN is correct and that such Company Stockholder is not subject to backup withholding. If such Company Stockholder is an individual, then the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, then a penalty may be imposed by the IRS and the payment of any cash pursuant to the Merger may be subject to backup withholding.

Certain Company Stockholders (including, among others, all corporations and non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt Company Stockholders that are U.S. persons should indicate their exempt status on IRS Form W-9. In order for a non-U.S. person to qualify as an exempt recipient, such Person must submit an IRS Form W-8 BEN, signed under penalties of perjury, attesting to such individual’s exempt status. An IRS Form W-8 BEN can be obtained from the Exchange Agent or at the link below. Please note that there are additional IRS Form W-8s if the IRS Form W-8BEN does not apply to a Company Stockholder’s particular situation. The additional forms can be accessed at the following IRS links:

http://www.irs.gov/pub/irs-pdf/fw8ben.pdf
http://www.irs.gov/pub/irs-pdf/fw8eci.pdf
http://www.irs.gov/pub/irs-pdf/fw8imy.pdf
http://www.irs.gov/pub/irs-pdf/fw8exp.pdf

If U.S. federal backup withholding applies, then the Exchange Agent is required to withhold at a rate not to exceed 24% of any payments made to the Company Stockholder or other payee. State backup withholding may also apply. Backup withholding is not an additional Tax. Rather, the federal income Tax liability of persons subject to backup withholding will be reduced by the amount of Tax withheld, provided that the required information is given to the IRS. If withholding results in an overpayment of Taxes, then a refund may be obtained from the IRS.

Purpose of IRS Form W-9

To prevent backup withholding on payments made with respect to Company Capital Stock, the Company Stockholder is required to notify the Exchange Agent of such Company Stockholder’s correct TIN by completing the form above, certifying that (1) the TIN provided on the IRS Form W-9 is correct (or that such Company Stockholder is awaiting a TIN), (2) such Company Stockholder is not subject to backup withholding because (a) such Company Stockholder is exempt from backup withholding, (b) such Company Stockholder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified such Company Stockholder that such Company Stockholder is no longer subject to backup withholding and (3) such Company Stockholder is a U.S. person (including a U.S. resident alien).

What Number to Give the Exchange Agent

The Company Stockholder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the Company Stockholder surrendering Company Capital Stock. If the Company Capital Stock are held in more than one name or are not held in the name of the actual owner, consult the instructions following the IRS Form W-9 for additional guidance on which number to report.

Other Withholding

In addition to backup withholding, the Parent, the Company and any other applicable withholding agent may also deduct and withhold from any amounts payable pursuant to or as contemplated by this Letter of Transmittal any withholding Taxes or other amounts required under the Code or any applicable Law to be deducted and withheld. For example, pursuant to the Merger Agreement, the Parent, the Company and their applicable withholding agents may deduct and withhold amounts determined in accordance with the Merger Agreement to the extent an Company Stockholder is other than a U.S. person.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8, or contact the Exchange Agent.